UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): September 7, 2012

Shades Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	000-54156	27-1368114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20711 Sterlington Drive, Land O’Lakes, FL		33638
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (813) 454-0130

(Former name or former address, if changed since last report)
Copies to: Darrin Ocasio, Esq. Sichenzia Ross Friedman Ference LLP 61 Broadway, 32nd Floor New York, New York 10006 Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 1.01 Entry Into a Material Definitive Agreement.

The Share Exchange

On September 7, 2012, Shades Holdings, Inc., (“we” or the “Company”) entered into a Share Exchange Agreement (the “Exchange Agreement”) with Suncoast Real Estate Owned Holdings, Inc., a Florida corporation (“Suncoast”), and the shareholder of Suncoast (the “Suncoast Shareholder”). Upon the satisfaction of all of the closing conditions set forth in the Share Exchange Agreement and the closing of the transactions contemplated under the Exchange Agreement (the “Exchange”), the Suncoast Shareholder shall transfer all of the issued and outstanding capital stock of Suncoast to the Company in exchange for 15,500,000 shares of common stock of the Company. Such Exchange will cause Suncoast to become a wholly-owned subsidiary of the Company and give the Shareholder a controlling interest in the Company.

Pursuant to the terms and conditions of the Exchange Agreement:

• At the closing of the Exchange, the shares of Suncoast’s common stock issued and outstanding immediately prior to the closing of the Exchange will be exchanged for the right to receive an aggregate of 15,500,000 shares of our common stock.

• Upon the closing of the Exchange, Sean Lyons, Jesus Diaz, and Ryan Ford will each resign from all offices and/or directorships held with the Company, except that Sean Lyons shall remain as a director and simultaneously with the effectiveness of the Exchange, Wilson Garrett will be elected the new Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Secretary, Treasurer and Director of the Company.

• Immediately following the closing of the Exchange, pursuant to a Securities Purchase Agreement (the “SPA”), we will transfer all of the outstanding capital stock of Daily Shades, Inc., our wholly owned subsidiary, to Sean Lyons in exchange for the return and cancellation of 19,600,000 shares of the Company held by Mr. Lyons (the “Split Off”).

• We agreed, upon closing of the Exchange, to enter into consulting agreements (the “Consulting Agreements”) with certain consultants, as further described herein, whereby we agreed to issue such consultants an aggregate of 2,666,666 shares of our common stock.

The foregoing description of the Exchange Agreement and the Split-Off does not purport to be complete and is qualified in its entirety by reference to the complete text of the (i) Exchange Agreement, and the (ii) form of Stock Purchase Agreement which are filed as Exhibits 2.1 and 10.1, hereto, respectively, each of which is incorporated herein by reference.

The shares of our common stock issuable to the Suncoast Shareholder in connection with the Exchange Agreement (15,500,000) and the shares of common stock issuable under the Consulting Agreements (2,666,666) will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance upon an exemption from registration provided by Section 4(2) under the Securities Act and Regulation D promulgated thereunder. These securities may not be transferred or sold absent registration under the Securities Act or an applicable exemption therefrom.

Promissory Note

On September 7, 2012, the Company agreed to sell a Secured Promissory Note (the “Note”) in the original aggregate principal amount of $100,000 to various parties, subject to the closing of the Share Exchange.

The principal balance of the Note shall be payable in equal 10% monthly installments, on the first business day of every calendar month beginning on January 1, 2013. Upon the occurrence of an Event of Default (as defined in the Note), all principal then remaining unpaid shall immediately become due and payable upon demand. Events of Default include but are not limited to: (i) the Company’s failure to make payments when due, (ii) breaches by the Company of its representations, warranties and covenants in the Note or any related agreement, or (iii) any dissolution, liquidation or winding up of the Company. The Company’s obligations under the Note will be secured by the pledge of 2,000,000 shares of the Company’s common stock by certain holders thereof, pursuant to the terms of a Stock Pledge Agreement.

Upon closing of the Exchange, we intend to carry on the business of Suncoast as our sole line of business. Upon closing of the Exchange, we shall relocate our executive offices to 15961 McGregor Blvd., Suite 4, Fort Myers, FL 33908.

Business of Suncoast Real Estate Owned Holdings, Inc.

Suncoast Real Estate Owned Holdings, Inc. was incorporated in the state of Florida on May 3, 2012. Suncoast’s business model is to acquire, refurbish and upgrade existing properties and sell such properties through it’s auction networks.

The basic elements of the business are:

  Acquisition and disposition of real estate.
  Real Estate organization

Suncoast will establish a digital real estate disposition channel. Suncoast will acquire, improve and sell “branded” single family homes and vacant land through this auction channel. Suncoast’s inventory will account for 50% of the total properties sold through the auction. The supplementary 50% will be from lenders, vendors and private investors. The sale of the “branded” product will differentiate this auction from all other real estate auction outlets.

Inventory

Suncoast will acquire the majority of the properties to be sold initially. As the auction expands, Suncoast will contract with other real estate investment companies to supply additional homes for auction. All homes will meet the rehabilitation criteria as set by Suncoast.

Auction

Suncoast will retain a third party auction company to facilitate certain aspects of its business, including utilizing such third party services relating to call centers, online auction component, auctioneers and all required licensures.

Homes

Suncoast will offer branded products characterized by:

  Title insurance from a national title company;
  Free of all liens and taxes;
  Rehabbed with products sold by major retailers;
  Complete maintenance on all mechanicals;
  Complete Home Inspection Report;
  One year home warranty; and
  Professional property management if desired by buyer.

Business Strategy

The initial goal is to acquire, rehabilitate and sell 10-15 homes and 10 vacant lots at 2 auctions per month during the first quarter. The auction frequency will be increased to weekly, with a sale goal of 18-20 properties per auction during the second quarter. Starting in the 2nd quarter of 2013, Suncoast’s plan is to expand its online auctions into other markets. It is anticipated that Phoenix, AZ, Las Vegas, NV and Atlanta, GA will be among the first markets added. The properties auctioned will be required to meet “PropertyMax” standards.

Competition

Suncoast operates in a competitive housing market environment where a variety of individuals and corporations are trying to maximize gains on the acquisition of undervalued property through housing market conditions. There is no assurance that Suncoast will continue to be able to purchase residential properties at attractive prices or that we will not experience competition from other developers that are marketing energy efficient and environmentally friendly properties. There are over 20,000 active real estate auction companies.

Changes to the Board of Directors and Executive Officers. Upon the closing of the Exchange, Sean Lyons, Jesus Diaz, and Ryan Ford will resign from all offices and/or directorships each held in the Company, except that Sean Lyons shall remain as a director and simultaneously with the effectiveness of the Exchange, Wilson Garrett will be appointed the new Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Secretary, Treasurer and Director of the Company. There is no family relationship between any of the officers or directors of the Company.

Wilson Garrett, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Secretary, Treasurer and Director

Mr. Garrett has worked in the real estate sector for 15 years. From March 1, 2007 to May 1, 2009, Mr. Garrett was the National Director of Sales and Marketing for Central Florida Investments, Westgate Resorts. From May 1, 2009 to November 1, 2010, Mr. Garrett served as the Vice President of Concord Wilshire Capital, LLC and from November 1, 2010 to April 8, 2012 he served as a Manager of The Change Group, Inc. Mr. Garrett is an owner of Creative Investments 2012 LLC since August 1, 2012 and a Principal of Suncoast Real Estate Owned Holdings, Inc. since May 1, 2012.

Consulting Agreements

Upon effectiveness of the Exchange, the Company agreed to enter into Consulting Agreements with each of Vince Vellardita, Apogee Financial Investments Inc. and TotalCFO LLC (the “Consultants”) pursuant to which the Consultants will provide consulting services to the Company relating to, among other things, strategic acquisitions and capital restructuring, for a period of one year, which will be effective upon effectiveness of the Share Exchange. In consideration for their services, Mr. Vellardita will receive 1,333,333 shares of the Company’s common stock and Apogee and Total CFO will receive 666,667 and 666,666 shares of the Company’s common stock, respectively.

Tax Treatment. The Exchange Agreement, upon effectiveness, is intended to constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or such other tax free reorganization exemptions that may be available under the Code.

RISK FACTORS

The following Risk Factors relate to those risks that we believe may be applicable to us upon the closing of the Exchange Agreement with Suncoast. Until such Exchange is consummated, Suncoast will not be a subsidiary of the Company and the business of Suncoast will not be the business of the Company. There are numerous and varied risks, known and unknown, that may prevent us from achieving our goals.  If any of these risks actually occur, our business, financial condition or results of operations may be materially adversely affected.  In such case, the trading price of our common stock could decline and investors could lose all or part of their investment.

Risks Relating to Suncoast

Because Suncoast has a limited operating history, the likelihood of its success must be considered in light of the problems, expenses, difficulties, complications and delay frequently encountered by an early-stage company.

Suncoast was formed under the laws of the State of Florida on May 3, 2012. Since Suncoast have a limited operating history it will make it difficult for investors and securities analysts to evaluate our business and prospects upon closing of the Exchange.  You must consider our prospects in light of the risks, expenses and difficulties we face as an early stage company with a limited operating history.  Investors should evaluate an investment in our company in light of the uncertainties encountered by early-stage companies in an intensely competitive industry.  There can be no assurance that our efforts will be successful or that we will be able to maintain profitability.

If we cannot manage our growth effectively, we may not maintain profitability.

Businesses which grow rapidly often have difficulty managing their growth.  If our business continues to grow rapidly and as we anticipate, we will need to expand our management by recruiting and employing experienced executives and key employees capable of providing the necessary support.

We cannot assure you that our management will be able to manage our growth effectively or successfully.  Our failure to meet these challenges could cause us to lose money, which will reduce our stock price.

We may need additional financing to execute our business plan and fund operations, which additional financing may not be available on reasonable terms or at all.

We have limited funds. We may not be able to execute our current business plan and fund business operations long enough to achieve profitability. Our ultimate success may depend upon our ability to raise additional capital. There can be no assurance that additional funds will be available when needed from any source or, if available, will be available on terms that are acceptable to us.

We may be required to pursue sources of additional capital through various means, including joint venture projects and debt or equity financings. Future financings through equity investments are likely to be dilutive to existing stockholders. Also, the terms of securities we may issue in future capital transactions may be more favorable for our new investors. Newly issued securities may include preferences, superior voting rights, the issuance of warrants or other derivative securities, and the issuances of incentive awards under equity employee incentive plans, which may have additional dilutive effects. Further, we may incur substantial costs in pursuing future capital and/or financing, including investment banking fees, legal fees, accounting fees, printing and distribution expenses and other costs. We may also be required to recognize non-cash expenses in connection with certain securities we may issue, such as convertible notes and warrants, which will adversely impact our financial condition and results of operations.

Our ability to obtain needed financing may be impaired by such factors as the condition of the economy and capital markets, both generally and specifically in our industry, and the fact that we are not profitable, which could impact the availability or cost of future financings. If the amount of capital we are able to raise from financing activities, together with our revenues from operations, is not sufficient to satisfy our capital needs, even to the extent that we reduce our operations accordingly, we may be required to cease operations.

Because Suncoast’s business model is to acquire residential property, we are subject to risks that affect the local area of our purchase.

General economic conditions and other factors beyond our control may adversely affect real property income and capital appreciation in the markets we intend to purchase homes. The current economic climate, punctuated by a slumping housing market and rapid tightening of available credit, has resulted in a weak real estate market in many areas, and these conditions may continue or become more severe in the future.

Because our business plan is to acquire residential housing, we are subject to all of the risks which affect residential real estate including the current severe decline.

Real property investments are subject to varying degrees of risk and are relatively illiquid. Several factors may adversely affect the economic performance and value of our property and any properties acquired in the future. These factors include changes in the national, regional and local economic climates, local conditions such as, the attractiveness of our properties to residents, competition from other available property owners and changes in market rental rates. Sources of labor and materials required for maintenance, repair, capital expenditure or development may be more expensive than anticipated. Also, the expenses of owning and operating a property are not necessarily reduced when circumstances such as market factors and competition cause a reduction in income from the property.

Because real estate properties are illiquid and may be difficult to sell, particularly in a poor market environment like the present, we face future difficulties in selling these properties and may not be able to sell them at a profit.

Real estate investments are relatively illiquid, which limits our ability to react quickly to adverse changes in economic or other market conditions. Our ability to dispose of assets in the future will depend on prevailing economic and market conditions. The current credit crunch may make it particularly difficult to sell our properties, because interested buyers may be unable to obtain the financing they need. We may be unable to sell our properties when we would prefer to do so to raise capital we need to fund our planned development and construction program or to fund distributions to investors.

Because of environmental laws, we may have liability under environmental laws even though we did not violate these laws.

Under federal, state, and local environmental laws, ordinances, and regulations, we may be required to investigate and clean up the effects of releases of hazardous or toxic substances or petroleum products at our properties, regardless of our knowledge or responsibility, simply because of our current or past ownership or operation of the real estate. If environmental problems arise, we may have to take extensive measures to remedy the problems, which could adversely affect our cash flow and operating results. The presence of hazardous or toxic substances or petroleum products and the failure to remediate that contamination properly may materially and adversely affect our ability to borrow against, sell, or lease an affected property. In addition, applicable environmental laws create liens on contaminated sites in favor of the government for damages and costs it incurs in connection with a contamination.

If we fail to establish and maintain an effective system of internal control, we may not be able to report our financial results accurately or to prevent fraud. Any inability to report and file our financial results accurately and timely could harm our reputation and adversely impact the trading price of our common stock.

Effective internal control is necessary for us to provide reliable financial reports and prevent fraud. If we cannot provide reliable financial reports or prevent fraud, we may not be able to manage our business as effectively as we would if an effective control environment existed, and our business and reputation with investors may be harmed. As a result, our small size and any current internal control deficiencies may adversely affect our financial condition, results of operation and access to capital.

Because government regulation of the internet may subject us to additional operating restrictions and regulations, our business and operating results may be adversely affected.

Companies engaging in online commerce and related businesses face uncertainty related to future government regulation of the internet.  Due to the rapid growth and widespread use of the internet, federal and state governments are enacting and considering various laws and regulations relating to the internet.  Furthermore, the application of existing laws and regulations to internet companies remains somewhat unclear.  Our business and operating results may be negatively affected by new laws, and such existing or new regulations may expose us to substantial compliance costs and liabilities and may impede the growth in use of the internet.

Risks Relating to our Organization and Common Stock

Our operating results may prove unpredictable, and our share price may decrease or fluctuate significantly.

Our operating results may prove unpredictable, and our common stock price may decrease or fluctuate significantly. Our operating results are likely to fluctuate significantly in the future due to a variety of factors, many of which are outside of our control.

Upon effectiveness of the Share Exchange, Suncoast will become a subsidiary of ours and since we are subject to the reporting requirements of federal securities laws, this can be expensive and may divert resources from other projects, thus impairing its ability grow.

Upon the closing of the Exchange, Suncoast will become a subsidiary of ours and, accordingly, will subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other federal securities laws, including compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”).  The costs of preparing and filing annual and quarterly reports, proxy statements and other information with the SEC (including reporting of the Exchange) and furnishing audited reports to stockholders will cause our expenses to be higher than they would have been if Suncoast had remained privately held and did not consummate the Exchange.

 It may be time consuming, difficult and costly for us to develop and implement the internal controls and reporting procedures required by the Sarbanes-Oxley Act.  We will need to hire additional financial reporting, internal controls and other finance personnel in order to develop and implement appropriate internal controls and reporting procedures.  If we are unable to comply with the internal controls requirements of the Sarbanes-Oxley Act, then we may not be able to obtain the independent accountant certifications required by such act, which may preclude us from keeping our filings with the SEC current and interfere with the ability of investors to trade our securities.

Public company compliance may make it more difficult to attract and retain officers and directors.

The Sarbanes-Oxley Act and rules implemented by the SEC have required changes in corporate governance practices of public companies.  As a public company, we expect these rules and regulations to increase our compliance costs in 2012 and beyond and to make certain activities more time consuming and costly.  As a public company, we also expect that these rules and regulations may make it more difficult and expensive for us to obtain director and officer liability insurance and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage.  As a result, it may be more difficult for us to attract and retain qualified persons to serve on our Board of Directors or as executive officers, and to maintain insurance at reasonable rates, or at all.

We have not paid cash dividends in the past and do not expect to pay dividends in the future. Any return on investment may be limited to the value of our common stock.

We have never paid cash dividends on our common stock and do not anticipate doing so in the foreseeable future. The payment of dividends on our common stock will depend on earnings, financial condition and other business and economic factors affecting us at such time as our board of directors may consider relevant. If we do not pay dividends, our common stock may be less valuable because a return on your investment will only occur if our stock price appreciates.

Due to factors beyond our control, our stock price may be volatile.

Any of the following factors could affect the market price of our common stock:

•	Actual or anticipated variations in our quarterly results of operations;
•	Our failure to meet financial analysts’ performance expectations;
•	Our failure to meet or exceed our own publicly-disclosed forecasts;
•	Our failure to achieve and maintain profitability;
•	Changes in our industry;

•	Competitive pricing pressure;
•	Our ability to execute our business plan;
•	Inability to develop, acquire or integrate new or needed technology,
•	Short selling activities;
•	Announcements by us or our competitors of significant contracts, new products, acquisitions,
•	commercial relationships, joint ventures or capital commitments;
•	The departure of key personnel;
•	Regulatory developments;
•	Changes in market valuations of similar companies; or
•	The sale of a large amount of common stock by shareholders owning large positions.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been instituted.  A securities class action suit against us could result in substantial costs and divert our management’s time and attention, which would otherwise be used to benefit our business.

There is currently a very limited trading market for our common stock and we cannot ensure that one will ever develop or be sustained.

Our shares of common stock are very thinly traded, only a small percentage of our common stock is available to be traded and is held by a small number of holders and the price, if traded, may not reflect our actual or perceived value. There can be no assurance that there will be an active market for our shares of common stock either now or in the future. The market liquidity will be dependent on the perception of our operating business, among other things. We will take certain steps including utilizing investor awareness campaigns, press releases, road shows and conferences to increase awareness of our business and any steps that we might take to bring us to the awareness of investors may require we compensate consultants with cash and/or stock. There can be no assurance that there will be any awareness generated or the results of any efforts will result in any impact on our trading volume. Consequently, investors may not be able to liquidate their investment or liquidate it at a price that reflects the value of the business and trading may be at an inflated price relative to the performance of our company due to, among other things, availability of sellers of our shares. If a market should develop, the price may be highly volatile. Because there may be a low price for our shares of common stock, many brokerage firms or clearing firms may not be willing to effect transactions in the securities or accept our shares for deposit in an account. Even if an investor finds a broker willing to effect a transaction in the shares of our common stock, the combination of brokerage commissions, transfer fees, taxes, if any, and any other selling costs may exceed the selling price. Further, many lending institutions will not permit the use of low priced shares of common stock as collateral for any loans.

Our common stock is deemed a “penny stock,” which would make it more difficult for our investors to sell their shares.

Our common stock is subject to the “penny stock” rules adopted under Section 15(g) of the Exchange Act. The penny stock rules generally apply to companies whose common stock is not listed on the NASDAQ Stock Market or other national securities exchange and trades at less than $4.00 per share, other than companies that have had average revenue of at least $6,000,000 for the last three years or that have tangible net worth of at least $5,000,000 ($2,000,000 if the company has been operating for three or more years). These rules require, among other things, that brokers who trade penny stock to persons other than “established customers” complete certain documentation, make suitability inquiries of investors and provide investors with certain information concerning trading in the security, including a risk disclosure document and quote information under certain circumstances. Many brokers have decided not to trade penny stocks because of the requirements of the penny stock rules and, as a result, the number of broker-dealers willing to act as market makers in such securities is limited. If we remain subject to the penny stock rules for any significant period, it could have an adverse effect on the market, if any, for our securities. If our securities are subject to the penny stock rules, investors will find it more difficult to dispose of our securities.

Offers or availability for sale of a substantial number of shares of our common stock may cause the price of our common stock to decline.

If our stockholders sell substantial amounts of our common stock in the public market or upon the expiration of any statutory holding period, under Rule 144, or upon expiration of lock-up periods applicable to outstanding shares, or issued upon the exercise of outstanding options or warrants, it could create a circumstance commonly referred to as an “overhang” and in anticipation of which the market price of our common stock could fall. The existence of an overhang, whether or not sales have occurred or are occurring, also could make more difficult our ability to raise additional financing through the sale of equity or equity-related securities in the future at a time and price that we deem reasonable or appropriate.

Offers or availability for sale of a substantial number of shares of our common stock may cause the price of our common stock to decline.

If our stockholders sell substantial amounts of our common stock in the public market, it could create a circumstance commonly referred to as an “overhang” and in anticipation of which the market price of our common stock could fall. The existence of an overhang, whether or not sales have occurred or are occurring, also could make more difficult our ability to raise additional financing through the sale of equity or equity-related securities in the future at a time and price that we deem reasonable or appropriate.

Our articles of incorporation allows for our board to create new series of preferred stock without further approval by our stockholders, which could adversely affect the rights of the holders of our common stock.

Our board of directors has the authority to fix and determine the relative rights and preferences of preferred stock. Our board of directors also has the authority to issue preferred stock without further stockholder approval. As a result, our board of directors could authorize the issuance of a series of preferred stock that would grant to holders the preferred right to our assets upon liquidation, the right to receive dividend payments before dividends are distributed to the holders of common stock and the right to the redemption of the shares, together with a premium, prior to the redemption of our common stock. In addition, our board of directors could authorize the issuance of a series of preferred stock that has greater voting power than our common stock or that is convertible into our common stock, which could decrease the relative voting power of our common stock or result in dilution to our existing stockholders.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
2.1	Exchange Agreement, dated September 7, 2012
10.1	Form of Stock Purchase Agreement
10.2	Form of Secured Promissory Note
10.3	Form of Stock Pledge Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 10, 2012

SHADES HOLDINGS, INC.

By:  /s/ Sean Lyons
Name: Sean Lyons
Title: Chief Executive Officer

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